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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
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        Date of Report (Date of Earliest Event Reported): March 20, 2002

                            Factory Card Outlet Corp.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

               21859                                   36-3652087
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      (Commission File Number)             (I.R.S. Employer Identification No.)

2727 Diehl Road
Naperville, Illinois                                        60563-2371
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(Address of Principal Executive offices)                    (Zip Code)

                                 (630) 579-2000
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               (Registrant's Telephone Number, Including Area Code

                                 Not Applicable
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          (Former Name or Former Address, if changed Since Last Report)
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Item 1.           Not Applicable

Item 2.           Not Applicable

Item 3.           Bankruptcy or Receivership

On March 20, 2002, the United States Bankruptcy Court for the District of Delaware (the "Court") signed an order confirming the amended joint plan of reorganization, proposed by Factory Card Outlet Corp. and Factory Card Outlet of America Ltd. (collectively, the "Company"), that the Company had filed with the Court on February 5, 2002, as modified at the March 20, 2002 confirmation hearing (the "Plan").

The Plan is referenced as an Exhibit to this Form. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Plan. The principal provisions of the Plan are as follows:

o upon the Company's emergence from Chapter 11, most general unsecured creditors will share receipt of approximately 90 percent of the common stock of the reorganized Company; cash distributions of $1.0 million and, three years from emergence, $2.6 million, subject to certain prepayment provisions.

o upon the Company's emergence, holders of the Company's outstanding common stock will receive 5 percent of the common stock of the reorganized Company and warrants to purchase an additional 10 percent of the common stock of the reorganized Company at various premiums to reorganization equity value.

o in connection with the Plan, certain trade vendors of the Company will enter into agreements to provide the Company with favorable trade terms, including, extended credit limits, extended payment terms and seasonal advances.

o also in connection with the Plan, certain trade vendors of the Company will enter into an agreement with the Company, pursuant to which such trade vendors will convert an aggregate of $3.13 million of trade receivables in respect of goods shipped to the Debtors during the Chapter 11 Cases into a long term debt obligation evidenced by secured subordinated notes.

o The boards of directors of the reorganized Company are to consist of: Ben Evans, R.E. George, Martin G. Mand, Peter Michael Holmes, Robert S. Sandler, John G. Brim, Gary W. Rada, James D. Constantine and Patrick O'Brien.

The Plan requires that certain administrative claims and any amounts outstanding under the Company's debtor in possession financing facility be paid on the effective date of the Plan. The Company anticipates that, concurrently with the Plan becoming effective, it will enter into a $40,000,000 financing facility with Wells Fargo Retail Finance LLC to repay the outstanding amounts owed under the debtor in possession financing facility and fund the reorganized Company's


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obligations under the Plan and its ongoing operations following emergence from bankruptcy.

As of the date of this filing, there were 7,503,098 shares of Factory Card Outlet Corp. pre-chapter 11 common stock issued. Under the provisions of the Plan, the pre-chapter 11 common stock will be canceled. Upon implementation of the Plan, the Company will be authorized to issue 10,000,000 shares of new common stock, par value $.01 (the "New Common Stock"), of which 1,500,000 shares of new common stock will be issued to make distributions pursuant to the Plan as follows: (i) 1,350,000 shares of the New Common Stock to holders of general unsecured claims, (ii) 75,000 share of New Common Stock to holders of prepetition common stock, and (iii) 75,000 shares of New Common Stock to certain members of the reorganized Company's management.

Following the effective date of the Plan, the Company will also issue warrants to purchase an additional 153,928 shares of the New Common Stock, which amount equals approximately 10% of the New Common Stock issued under the Plan, to the holders of the Company's prepetition common stock and warrants to purchase an additional 75,000 shares of the New Common Stock, which amount equals approximately 5% of the New Common Stock issued under the Plan, to certain members of the reorganized Company's management.

In addition, pursuant to the Plan, the reorganized Company will issue or reserve for issuance to certain of the key employees of the reorganized Company options to purchase an aggregate of 166,667 shares of New Common Stock, which amount equals approximately 10% of the New Common Stock issued under the Plan, in connection with an employee incentive plan to be implemented by the new board of directors of the reorganized Company.

As of February 2, 2002, the assets and liabilities of the Company on a historical cost basis were $81,298,979 and $100,232,354, respectively. On or near the effective date of the Plan, the Company will adopt the provisions of "fresh start accounting," which require the Company to restate all assets and liabilities to their fair values based upon the provisions of the Plan and certain valuation studies currently underway. The Company has not yet determined the impact of fresh start accounting on the historical consolidated financial statements.

Copies of the Order Confirming the Debtors' Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code Dated February 5, 2002, the Company's Amended Joint Plan of Reorganization and the Disclosure Statement for the Amended Join Plan of Reorganization are attached hereto as Exhibits 2.1, 2.2 and 2.2, respectively, and are incorporated herein by reference.

The Disclosure Statement for the Amended Plan of Reorganization filed as an exhibit to this Form 8-K may contain certain forward-looking statements and projections. Please refer to the Company's Quarterly Report on Form 10-Q for the quarter ended November 3, 2001 for disclosure relating to cautionary statements that qualify such forward-looking statements and projections.


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Item 5.           Other Events

In a press release by the Company, dated March 20, 2002, William E. Freeman, the Chairman of the Board of Directors and Chief Executive Officer of the Company, announced the promotion of Gary W. Rada to President of the Company. Mr. Freeman also announced his plans to step down as Chairman and Chief Executive Officer in order to return to New York to pursue other turnaround and startup opportunities.

Also in the press release, the Company announced that James D. Constantine will be promoted to Executive Vice President and Chief Financial and Administrative Officer of the Company.

A copy of the Company's press release, dated March 20, 2002, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 6.           Not Applicable
















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Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

(a)                        Financial Statements

                           None.

(b)                        Pro Forma Financial Information

                           None.

(c)                        Exhibits

                  2.1 Order Confirming the Debtors' Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code Dated February 5, 2002.

                  2.2(1) Debtors' Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, dated February 5, 2002.

                  2.3(1) Disclosure Statement for Company's Amended Joint Plan of Reorganization, dated February 5, 2002.

                  99.1     Press Release, dated March 20, 2002.


(1) Incorporated by reference from the Form 8-K dated February 5, 2002, filed by the Company.












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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FACTORY CARD OUTLET CORP.


Date:    March 20, 2002            By:  /s/ James D. Constantine
                                        ---------------------------
                                        James D. Constantine
                                        Senior Vice-President and Chief
                                        Financial Officer




















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                                  EXHIBIT INDEX

Exhibit No.         Exhibit
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2.1                 Order Confirming the Debtors' Amended Joint Plan of
                    Reorganization Under Chapter 11 of the Bankruptcy
                    Code Dated February 5, 2002.

2.2 Debtors' Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, dated February 5, 2002.

2.3 Disclosure Statement for Company's Amended Joint Plan of Reorganization, dated February 5, 2002.

99.1                Press Release, dated March 20, 2002.
















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